Exhibit 3.1

7H

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775)684-5708
Website:secretaryofstate.biz

FILED # C 320-05

JAN 0 6 2005

IN THE OFFICE OF
DEAN HELLER SECRETARY OF STATE

Articles of Incorporation

(PURSUANT TO NRS 78)

Important. Read attached instructions before completing form.

46858
ABOVE SPACE IS FOR OFFICE USE ONLY

1 Name of Corporation:	FILE4WARD SOFTWARE, INC.
2 Resident Agent Name and Street Address: (must be a Nevada address where process may be served)	CORPORATE ADVISORY SERVICE, INC. Name 251 JEANELL DR., SUITE 3 — CARSON CITY — NEVADA 89703 Street Address — City — Zip Code Optional Mailing Address — City — State — Zip Code
3 Shares: (number of shares corporation authorized to issue)	Number of shares with par value: 0 — Par value: $ 0 — Number of shares without par value: 75,000
4 Names, Addresses, of Board of Directors/Trustees: (attach additional page if there is more than 3 directors/trustees)	1. DEANNA K. KELLY Name 251 JEANELL DR., SUITE 3 — CARSON CITY — NV — 89703 Street Address — City — State — Zip Code 2 Name Street Address — City — State — Zip Code 3 Name Street Address — City — State — Zip Code
5 Purpose: (optional-see instructions)	The purpose of this Corporation shall be ANY LAWFUL ACTIVITY
6 Names, Address and Signature of Incorporator: (attach additional page if there is more than 1 incorporator)	DEANNA K. KELLY — Deanna K. Kelly Name — Signature 251 JEANELL DR., SUITE 3 — CARSON CITY — NV — 89703 Address — City — State — Zip Code
7 Certificate of Acceptance of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above named corporation. Deanna K. Kelly Authorized Signature of R.A. or On Behalf of R.A. Company — Date 1/6/05

This form must be accompanied by appropriate fees. See attached fee schedule.

Articles of Incorporation

of

FILE4WARD SOFTWARE, INC.

First. The name of the corporation is:

FILE4WARD SOFTWARE, INC.

Second. It's principal office in the state of Nevada is located at 251 Jeanell Dr. Suite 3, Carson City, NV 89703, although this Corporation may maintain an office, or offices, in such other place within or without the state of Nevada as may from time to time be designated by the Board of Directors, or by the by-laws of said Corporation, and that this Corporation may conduct all Corporation business of every kind and nature, including the holding of all meetings of Directors and Stockholders, outside the State of Nevada as well as within the State of Nevada.

Third. The objects for which this Corporation is formed are: To engage in any lawful activity, including, but not limited to the following:

(A) Shall have such rights, privileges and powers as may be conferred upon corporations by any existing law.

(B) May at any time exercise such rights, privileges and powers, when not inconsistent with the purposes and objects for which this corporation is organized.

(C) Shall have power to have succession by its corporate name for the period limited in its certificate or articles of incorporation, and when no period is limited, perpetually, or until dissolved and its affairs wound up according to law.

(D) Shall have power to sue and be sued in any court of law or equity.

(E) Shall have power to make contracts.

(F) Shall have power to hold, purchase and convey real and personal estate and mortgage or lease any such real and personal estate with its franchises. The power to hold real and personal estate shall include the power to take the same devise or bequest in the State of Nevada, or any other state, territory or country.

2

• (G) Shall have power to appo int such officers and agents as the affairs of the corporation shall require, and to allow them suitable compensation . (H) Shall have power to make by - laws not inconsistent with the constitution of the United States, or of the State of Nevada, for the managment , regulation and government of its affai r s and property, the transfer of its stock, the transaction of its business, and the calling and hold i ng of meet i ngs of its stockho ld ers. (I) Shall have power to w ind up and dissolve itself , or be wound up and dissolved. (J) Shall have power to adopt an d use a common s eal or sta mp on any corporate documents. The corporation _ma y use a seal or stamp, if it desires, but such non - use shall not in any way affe ct the legality of the document. (K) Shall have power to borrow money and contract debts when necessary for the transaction of its business, or for the exerc ise of i ts corporate rights, privi l eges or franchises , or for any other lawful purpose of its incorporation; to issue bonds, promissory notes, bills of exchange , debentures, and other obligations and ev iden ces of indebtedness, payable upon the happening of a specified event or events, whethe r secured by mortgage, pledge, o r otherwise, or unsecured , fo r any other lawful object. (L) Shall ha ve power to guarantee, purchase , hold, sell, assign, transfer, mortgage, pledge or othe r wise dispose of the shares of the capital stock, or any bonds, secu rities or evidences of the indebtedness created by any other co rporation or corpo r ations of the State of Nevada, or any other state or government, and whi l e owners of such stock, bond s, securities or evidences of indebtedness, to exercise all the rights, powers and priv l eges of ownership, including the right to vote, if any. (M) Shall have power to purchase, hold , sell and transfer shares of its o,,·n capital stock, and use therefor its capital, capital surplus, s urplu s or o ther property o r fund . J II . - . 1 ·

I • (N) Shall have power to conduct business, have one or more offices, and hold, purchase, mortgage and convey real and personal property in the State of Nevada, and in any of the states territories, possessions and dependencies of the Unites States, the District of Columbia , and any foreign countries. (0) Shall have power to do all and everything necessary and proper for the accomplishment of the objects enumerated in its certificate or articles of incorporation, or any amendment therof, or necessary or incidental to the protection and benefit of the corporation, and, in general, to carry on any lawful business necessary or incidental to the attainment of the objects of the corporation, or any amendment thereof. (P) Shall have the power to make donations for the public welfare or charitable, scientific or educational purposes. (Q) Shall have the power to enter into partnerships, general or limited, or joint ventures, inconnection with any lawful activities. Fourth. The vo t ing common stock authorized that may be issued by the corporation i s SEVENTY FIVE THOUSAND (75,000) shares of stock without nominal or par va l ue and no other class of stock shall be authorized. Said shares without nominal or par value may be issued by the corporation from time to time for such considerations as may be fixed from time to time by the Board of Directors. Fifth. The governing body of the corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such a manner as sha ll be provided by the By - Laws of th i s Corporation , providing that the number of directors shall be reduced to n o less than one (I). The name and post office address of the first Board of Directors sha l l be one ( l) in number and listed as follows: NAME Deanna K. Kel l y POST OFFICE ADDRESS 251 Jeanell Dr. Suite 3 Carson City, NV 89703 Sixth . The capital stock, after the amount of the subscription price, or p a r value, has been paid in. shall not be subject to assessment to pay the debts of the corporation .

Seventh. The name and post office address of the incorporator(s) signing the Articles of Incorporation is as follows:

Name	Post Office Address
Deanna K. Kelly	251 Jeanell Dr. Suite 3 Carson City, NV 89703

Eighth. The resident agent for this corporation shall be:

CORPORATE ADVISORY SERVICE, INC.

The address of said agent, and, the principal or statutory address of this corporation in the State of Nevada is:

251 Jeanell Dr. Suite 3
Carson City, NV 89703

Ninth. The corporation is to have perpetual existence

Tenth. In futherance and not in limitation of the powers conferred by statute, the Board of directors is expressly authorized:

Subject to the By-Laws, if any adopted by the stockholders, to make, alter or amend the By-Laws of the Corporation.

To fix the amount to be reserved as working capital over and above its capital stock paid in; to authorize and cause to be executed, mortgages and leins upon the real and personal property of this corporation.

By resolution passed by a majority of the whole Board, to consist of one (1) or more committees, each committee to consist of one or more directors of the corporation, which, to the extent provided in the resolution, or in the By-Laws of the Corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation. Such committee, or committees, shall have such name, or names, as may be stated in the By-Laws of the Corporation, or as may be determined from time to time by resolution adopted by the board of Directors.

5

• When and as authorized by the affirmative vote of the Stockholders holding stock entitling them to exercise at least a majority of the voting power given at a Stockholders meeting called for the purpose, or when authorized by written consent of the holders of at least a majority of the voting stock issured and outstanding, the Board of directors shall have power and authority at any meeting to sell, lease or exchange all of the property and assets of the Corporation, including its good will and its corporate franchises, upon such terms and conditions as its Board of Directors deems expedient and for the best interests of the Corporation . Eleventh. No shar holder shall be entitled as a matter of right to subscribe for, or receive additional shares of any class of stock of the Corporation, whether now or hereafter authorized, or any bonds, debentures or securities convertible into stock may be issued or disposed of by the Board of Directors to such persons and on such terms as is in its discretion it shall deem advisable. Twelfth. No director or officer of the Corporation shall be personally liable to the Corporation or any of its stockhoiders for damages for breach of fiduciary duty as a director or officer involving any act of omission of any such director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of the law, or (ii) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of this Article by the stockholders of the Corporation shall be prospective only, and shali not adversely affect any limitation on the personal liability or a director or officer of the Corporation for acts or omissions prior to such repeal or modification . Thfrteenth. This Corporation reserves the right to amend, alter, change, in any manner now or hereafter prescribed by the statute, or by the Articles of Incorporation, and all rights conferred upon Stockholders herein are granted subject to this reservation. l., . . , - . • "" l:<l?".,..,""!'i"<{:."""' I I •. li

• I, THE UNDERSIGNED, being the Incorporator Herein before named for the purpose of fanning a Corporation pursuant to the General Corporation Law of the State of Nevada, do make and file these Articles of Incorporation, hereby declaring and certifying that the facts herein are true , and accordingly have hereunto set my hand this 5th . day of January, 2005. Corporate Advisory Service, Inc. does hereby accept as Resident Agent for the previously named Corporation. By Deanna K . Kelly, Manager llll 11 I I I

(PROFIT) INITIAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

FILE NUMBER

File4ward Software, Inc.
(Name of Corporation)

1/6/2005
(INCORPORATION DATE)

C320-2005

FOR THE FILING PERIOD January 2005 To January 2006

Filed in the office of	Document Number 20050038664-34
Dean Heller, Secretary of State, State of Nevada	Filing Date and Time 02/08/2005 12:09 PM
	Entity Number C320-2005

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

CORPORATE ADVISORY SERVICE, INC.
251 JEANELL DR., STE 3
CARSON CITY NV 89703

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION

THE ABOVE SPACE FOR OFFICE USE ONLY

Important. Read instructions before completing and returning this form.

1. Print or type names and addresses either residence or business for all officers and directors. A president, secretary, treasurer and at least one director must be named. Have an officer sign the form FORM WILL BE RETURNED IF UNSIGNED.
2. If there are additional directors attach a list of them to this form.
3. Return the completed form with the $125.00 filling fee. A $75.00 penalty must be added for failure to file this form by the last day of the first month following incorporation/initial registration with this office.
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NRS 78.155. If you need a receipt, return page 2 certificate and ENCLOSE A SELF-ADDRESSED STAMPED ENVELOPE. To receive a certified copy, enclose a copy of this completed form, an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201, (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the first month following the incorporation/initial registration date.(Postmark date is not accepted as receipt date) Forms received after due date will be returned for additional fees and penalties.

FILING FEE: $125.00 LATE PENALTY: $75.00

CHECK ONLY IF APPLICABLE

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME		TITLE(S)			
Livio Susin		PRESIDENT (OR EQUIVALENT OF)			
PO BOX	STREET ADDRESS	CITY		ST	ZIP
	251 Jeanell Dr. Ste 3	Carson City		NV	89703
NAME		TITLE(S)			
Livio Susin		SECRETARY (OR EQUIVALENT OF)			
PO BOX	STREET ADDRESS	CITY		ST	ZIP
	251 Jeanell Dr., Ste 3	Carson City		NV	89703
NAME		TITLE(S)			
Livio Susin		TREASURER (OR EQUIVALENT OF)			
PO BOX	STREET ADDRESS	CITY		ST	ZIP
	251 Jeanell Dr., Ste 3	Carson City		NV	89703
NAME		TITLE(S)			
Livio Susin		DIRECTOR			
PO BOX	STREET ADDRESS	CITY		ST	ZIP
	251 Jeanell Dr., Ste 3	Carson City		NV	89703

I declare, to the best of my knowledge, under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a Category C felony to knowingly offer any false or forged instrument in the Office of the Secretary of State.

Livio Susin
X Signature of officer

Title president

Date Jan 24.05

Document Number 20050004158 - 95 F i led in the office of -- f»_'7t1,L Dean Heller Secretaty of State State of Nevada Filing Date and Time 03/08/2005 4:57 PM Entity Number C320 - 2005 • DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701 - 4299 (775) 684 5708 Website : secretaryofstate . biz Certificate of Amendment (PURSUANT TO NRS 78 .380) Important: Read attached instructions before completing form. ABOVE SPACE IS FOROFFICE USE ONl Y Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.380 - Before Issuance of Stock) r 1 ·· · . · - Name of corpor a .. t · i • o •· n: j FILE4WARD SOFTWARE, I NC. I I 2. The articles have been amended as follows (p rovide article numbers, if available): i FOURTH. That the voting commo - ;t k;ho;i d - th; may be issued by t he corporation is ONE H U N D R 7 ED \ MILLION (100,000,000) shares of stock with a nominal or par value of .0001 and no other class of stock shall be authorized. Said shares w ith a nominal or par va lue may be issued b y the corporation from tim e to t i me for such considerations as may be fixed from time to time by the Board of Directors. 3. The undersigned dec l are that they constitute at least two - thirds of the incorporators the board of directors D (check one box only) 4. Effective date of filing (optional): L .. · - - -- , - -- c - - c · - = - : - - ,,....,,...... - - = - - .,...,..,,, - ,, - . - --- - - J (must not be la ter than Ill) daysafter thecertificale Is filed) 5. The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued . ! J : [KL orof ,/ · Si g 7 Signature . * If more than two signatures, attach an 8 1/2x 11 plain sheet with the additional signatures. IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected. This form must be accompanied by appropriate fees. See attached fee schedule. Nevada ary of State Amend 78.380 2003 Revised on: 10/30103

;, DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701 - 4299 (775) 684 5708 Website : secretaryofstate . biz Certificate of Amendment (PURSUANT TO NRS 78.380) Entity Number Document N um b er 20050065076 - 81 Filed in the office of - or. - '7/ttL Dean Heller Secreta1y of State State of Nevada Filing Date and T i me 03/16/2005 11 : 06 AM C320 - 2005 Important: Read attached Instructions before completing form. ABOVE SPACE IS FOR OFFICEUSE ONLY Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.380 - Before Issuance of Siock) 1. Name of corp _ oratiq_ : ! FILE4WARD SOFTWARE, INC. ! - . - . . - - ·· --- - ........ - · -- - .. - . - 2 T h . e articles have been amended as follows (provide article numbers, if available): I r IRST. i i I i i i I ! Th e nam e of the corporation is : RNS SOFTWARE IN C . the board of directors D (check one box only) - ' 3. The undersigned declare that they constitute at least two - thirds of the incorporators [Kl , or of 4. Effective date of filing (optional): (must ootbe iii iei lhan OOday, altar Iha cert,licat& IS filed) 5. The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued. 6. S tures _ : < , - - L - 7/ Signatur Signature * If more than two signatures , attach an 8 1 /2x 11 plain sheet with the additional signatures . IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected . This form must be accompanied by appropriate fees . S98 attached fee schedule. Nevada Secrata,y of State Amend 78.380 2003 Rev!Ged on : 10130 1 03

ANNUAL LIST OF OFFICERS, DIRECTORS AND AGENTS OF:

RNS SOFTWARE INC.
FOR THE PERIOD JAN 2006 TO 2007. DUE BY JAN 31, 2006.

The Corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

C320-2005

Filed in the office of	Document Number 20060055650-59
Dean Heller	Filing Date and Time 01/30/2006 8:28 AM
Dean Heller Secretary of State State of Nevada	Entity Number C320-2005

CORPORATE ADVISORY SERVICE INC
251 JEANELL DRIVE
#3
CARSON CITY NV 89703

FILING FEE: $175

THE ABOVE SPACE IS FOR OFFICE USE ONLY

☐ IF THE ABOVE INFORMATION IS INCORRECT, PLEASE CHECK THIS BOX AND A CHANGE OF RESIDENT AGENT/ADDRESS FORM WILL BE SENT.

PLEASE READ INSTRUCTIONS BEFORE COMPLETING AND RETURNING THIS FORM.

1. Include the names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. Last year's information may have been preprinted. If you need to make changes, cross out the incorrect information and insert the new information above it. An officer must sign the form. FORM WILL BE RETURNED IF UNSIGNED.
2. If there are additional directors, attach a list of them to this form.
3. Return the completed form with the filing fee shown above. A $75 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 N. Carson St., Carson City, NV 89701-4201. (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

FILING FEE - AS SHOWN ABOVE PENALTY: $75.00

Check all that apply:

☐ This corporation is a publicly-traded corporation. If so, Central Index Key number is: ______

☐ This publicly-traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)	P.O. BOX / ADDRESS	CITY	ST.	ZIP
livio susin	PRESIDENT (OR EQUIVALENT OF)	251 jeanell dr. ste 3	carson city	NV	89703
livio susin	SECRETARY (OR EQUIVALENT OF)	251 jeanell dr. ste 3	carson city	NV	89703
livio susin	TREASURER (OR EQUIVALENT OF)	251 jeanell dr. ste 3	carson city	NV	89703
livio susin	DIRECTOR	251 jeanell dr. ste 3	carson city	NV	89703

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

Livio Susin   January 25/2006
Date

01C55AS (REV 01/06)

08/05/1992 15:11 6047311985 MODENA ROSSA PAGE 03

ANNUAL LIST OF OFFICERS, DIRECTORS AND AGENTS OF:

RNS SOFTWARE INC.
FOR THE PERIOD JAN 2007 TO 2008. DUE BY JAN 31, 2007.

The Corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

Filed in the office of	Document Number 20070074657-48
Ross Miller Secretary of State State of Nevada	Filing Date and Time 01/30/2007 8:07 AM
	Entity Number C320-2005

CORPORATE ADVISORY SERVICE INC
251 JEANELL DRIVE
#3
CARSON CITY NV 89703

** PLEASE NOTE: YOU MAY NOW FILE YOUR ANNUAL LIST ONLINE AT WWW.SECRETARYOFSTATE.BIZ **

FILING FEE: $175

☐ IF THE ABOVE INFORMATION IS INCORRECT, PLEASE CHECK THIS BOX AND A CHANGE OF RESIDENT AGENT/ADDRESS FORM WILL BE SENT.

THE ABOVE SPACE IS FOR OFFICE USE ONLY

PLEASE READ INSTRUCTIONS BEFORE COMPLETING AND RETURNING THIS FORM.

1. Include the names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. Last year's information may have been preprinted. If you need to make changes, cross out the incorrect information and insert the new information above it. An officer must sign the form. **FORM WILL BE RETURNED IF UNSIGNED.**
2. If there are additional directors, attach a list of them to this form.
3. Return the completed form with the filing fee shown above. A $75 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 N. Carson St., Carson City, NV 89701-4201, (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

FILING FEE - AS SHOWN ABOVE PENALTY: $75.00

Check all that apply:

☐ This corporation is a publicly traded corporation. If so, Central Index Key number is: ______

☐ This publicly-traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)	P.O. BOX	ADDRESS	CITY	ST.	ZIP
livio susin	PRESIDENT (OR EQUIVALENT OF)	251 jeanell dr. ste 3		carson city	NV	89703
livio susin	SECRETARY (OR EQUIVALENT OF)	251 jeanell dr. ste 3		carson city	NV	89703
livio susin	TREASURER (OR EQUIVALENT OF)	251 jeanell dr. ste 3		carson city	NV	89703
livio susin	DIRECTOR	251 jeanell dr. ste 3		carson city	NV	89703

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer [signature] Date Jan 29-2007

0100505 (Rev. 01/0?)

01/13/1993 06:04 6047311985 MODENA ROSSA PAGE 01

02/22/2008 16:25 7758825121 CORPORATE OFFICE PAGE 01/02

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF
RNS SOFTWARE INC.

(Name of Corporation)

FILE NUMBER
C320-2005

FOR THE FILING PERIOD January 2008 To January 2009 **Fee: $200**

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

BUDGET CORP
2050 RUSSETT WAY
CARSON CITY NV 89703
Toll free (888)274-1130, Fax (775)884-9383

Filed in the office of	Document Number 20080137964-20
Ross Miller, Secretary of State, State of Nevada	Filing Date and Time 02/25/2008 9:39 AM
	Entity Number C320-2005

Important. Read instructions before completing and returning this form.
USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE FOR OFFICE USE ONLY

1. Print or type names and addresses either residence or business for all officers and directors. A president, secretary, treasurer and at least one director must be named. Have an officer sign the form. *FORM WILL BE RETURNED IF UNSIGNED OR INCOMPLETE.*
2. If there are additional directors attach a list of them to this form.
3. Return the completed form with the filing fee. Fee is based upon the current total authorized stock as explained on the Annual List Fee Schedule for Profit Corporations. A $75 penalty must be added for failure to file this form by the deadline. An Annual List received more than 90 days before its due date shall be deemed an amended list for the
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NRS 78.155. If you need a receipt
5. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30 per certification. A copy fee of $ is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must be included with
6. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201, (775) 684-5708.

FILING FEE: AS SHOWN ABOVE **LATE PENALTY: $75.00**

Check all that apply:

☐ This corporation is a publicly-traded corporation. If so, Central Index Key number is : ____________

☐ This publicly-traded corporation is not required to have a Central Index Key number.

NAME	PO BOX	STREET ADDRESS	TITLE(S)	CITY	ST	ZIP
Livio Susin		2050 Russett Way	PRESIDENT	Carson City	NV	89703
Livio Susin		2050 Russett Way	SECRETARY	Carson City	NV	89703
Livio Susin		2050 Russett Way	TREASURER	Carson City	NV	89703
Livio Susin		2050 Russett Way	DIRECTOR	Carson City	NV	89703
		2050 Russett Way	DIRECTOR	Carson City	NV	89703

I declare, to the best of my knowledge, under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of officer: Livio Susin Title(s) Date: feb 18/08

06/13/2003 01:15 18014150051 THE VINCENT GROUP PAGE 03

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number 20080354324-81
Ross Miller Secretary of State State of Nevada	Filing Date and Time 05/23/2008 4:04 PM
	Entity Number C320-2005

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

RNS SOFTWARE, INC.

2. The articles have been amended as follows (provide article numbers, if available):

FIRST. The name of the corporation is: HOTGATE TECHNOLOGY, INC.

FOURTH. That the voting common stock authorized that may be issued by the corporation is THREE HUNDRED MILLION (300,000,000) shares of stock with a nominal par value of .0001 and no other class of stock shall be authorized. Said shares with a nominal or par value may be issued by the corporation from time to time for such considerations as may be fixed from time to time by the Board of Directors

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is: 48,443,572/74,528,572

4. Effective date of filing (optional): 5/16/08
(must not be later than 90 days after the certificate is filed)

5. Officer Signature (Required): X [signature]

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State AM 78.385 Amend 2007
Revised on: 01/01/07

FILE NUMBER

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT OF

HOTGATE TECHNOLOGY, INC. | C320-2005

(Name of Corporation)

FOR THE FILING PERIOD OF 1/2009 TO 1/2010

The corporation's duly appointed registered agent in the State of Nevada upon whom process can be served is:

AMERICAN CORPORATE ENTERPRISES, INC. (Commercial Registered Agent)
123 WEST NYE LN STE 129
CARSON CITY, NV 89706 USA

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR REGISTERED AGENT INFORMATION

Important: Read instructions before completing and returning this form.

Filed in the office of
Ross Miller
Secretary of State
State of Nevada

Document Number
20090637297-65
Filing Date and Time
08/25/2009 10:30 AM
Entity Number
C320-2005

(This document was filed electronically.)

THE ABOVE SPACE IS FOR OFFICE USE ONLY

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors and all directors must be named. Have an officer sign the form. FORM WILL BE RETURNED IF UNSIGNED
2. If there are additional directors attach a list of them to this form.
3. Return the completed to" with the filing fee. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 897014201, (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due, (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
WEI CHUAN BENG	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
ROOM 1602, AITKEN VANSON CENTRE, 61 HOI YUEN RD., , HK	KWUN TONG, HONG KONG		HONG KONG
NAME	TITLE(S)		
WEI CHUAN BENG	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
ROOM 1602, AITKEN VANSON CENTRE, 61 HOI YUEN RD. , HK	KWUN TONG, HONG KONG		HONG KONG
NAME	TITLE(S)		
WONG LI LI	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
ROOM 1602, AITKEN VANSON CENTRE, 61 HOI YUEN RD. , HK	KWUN TONG, HONG KONG		HONG KONG
NAME	TITLE(S)		
WEI CHUAN BENG	DIRECTOR		
ADDRESS	CITY	St	Zip
ROOM 1602, AITKEN VANSON CENTRE, 61 HOI YUEN RD. , HK	KWUN TONG, HONG KONG		HONG KONG

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer
JEFFREY L LEE

Title ASSOCIATE

Date 8/25/2009 10:18:09 AM

Nevada Secretary of State Form ANNUAL LIST-PROFIT 2003
Revised on: 07/24/03

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT OF • HOTGATE TECHNOLOGY, INC. FILE NUMBER TITLE(S) DIRECTOR WONG LI LI ,'1.[)DFl ------------------------------------------------------------------------------------------------- - HOOM 1602, AITKEN VANSON CENTRE, 61 HOI YUEN RD. , HK ADDRESS NAME ............................................................................................................................. ... .............. ADDRESS

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT OF

FILE NUMBER: C320-2005

HOTGATE TECHNOLOGY, INC.

(Name of Corporation)

FOR THE FILING PERIOD OF 1/2009 TO 1/2010

The corporation's duly appointed registered agent in the State of Nevada upon whom process can be served is:

AMERICAN CORPORATE ENTERPRISES, INC. (Commercial Registered Agent)
123 WEST NYE LN STE 129
CARSON CITY, NV 89706 USA

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR REGISTERED AGENT INFORMATION

Important: **Read instructions before completing and returning this form.**

Filed in the office of	
Ross Miller Secretary of State State of Nevada	Document Number **20090640483-96** Filing Date and Time **08/26/2009 9:24 AM** Entity Number **C320-2005**

(This document was filed electronically.)

THE ABOVE SPACE IS FOR OFFICE USE ONLY

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors and all directors must be named. Have an officer sign the form. *FORM WILL BE RETURNED IF UNSIGNED*
2. If there are additional directors attach a list of them to this form.
3. Return the completed to" with the filing fee. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NIRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 897014201, (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due, (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
MICHAEL YANG	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**St**	**Zip**
ROOM 1602, AITKEN VANSON CENTRE, 61 HOI YUEN RD. , HK	KWUN TONG, HONG KONG		HONG KONG
NAME	**TITLE(S)**		
MICHAEL YANG	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**St**	**Zip**
ROOM 1602, AITKEN VANSON CENTRE, 61 HOI YUEN RD. , HK	KWUN TONG, HONG KONG		HONG KONG
NAME	**TITLE(S)**		
MICHAEL YANG	TREASURER (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**St**	**Zip**
ROOM 1602, AITKEN VANSON CENTRE, 61 HOI YUEN RD. , HK	KWUN TONG, HONG KONG		HONG KONG
NAME	**TITLE(S)**		
MICHAEL YANG	DIRECTOR		
ADDRESS	**CITY**	**St**	**Zip**
ROOM 1602, AITKEN VANSON CENTRE, 61 HOI YUEN RD. , HK	KWUN TONG, HONG KONG		HONG KONG

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer
JEFFREY L LEE

Title ASSOCIATE

Date 8/26/2009 9:21:14 AM

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT OF • HOTGATE TECHNOLOGY, INC. FILE NUMBER ADDRESS NAME ............................................................................................................................. ... .............. ADDRESS

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT OF

FILE NUMBER

HOTGATE TECHNOLOGY, INC. | C320-2005

(Name of Corporation)

FOR THE FILING PERIOD OF 1/2009 TO 1/2010

The corporation's duly appointed registered agent in the State of Nevada upon whom process can be served is:

AMERICAN CORPORATE ENTERPRISES, INC. (Commercial Registered Agent)
123 WEST NYE LN STE 129
CARSON CITY, NV 89706 USA

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR REGISTERED AGENT INFORMATION

Important: Read instructions before completing and returning this form.

Filed in the office of	Document Number 20090643285-59
Ross Miller Secretary of State State of Nevada	Filing Date and Time 08/27/2009 9:20 AM
	Entity Number C320-2005

(This document was filed electronically.)

THE ABOVE SPACE IS FOR OFFICE USE ONLY

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors and all directors must be named. Have an officer sign the form. *FORM WILL BE RETURNED IF UNSIGNED*
2. If there are additional directors attach a list of them to this form.
3. Return the completed to" with the filing fee. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 897014201, (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due, (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
CHUAN BENG WEI	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**St**	**Zip**
ROOM 1602, AITKEN VANSON CENTRE, 61 HOI YUEN RD. , HK	KWUN TONG, HONG KONG		HONG KONG
NAME	**TITLE(S)**		
CHUAN BENG WEI	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**St**	**Zip**
ROOM 1602, AITKEN VANSON CENTRE, 61 HOI YUEN RD. , HK	KWUN TONG, HONG KONG		HONG KONG
NAME	**TITLE(S)**		
LI LI WONG	TREASURER (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**St**	**Zip**
ROOM 1602, AITKEN VANSON CENTRE, 61 HOI YUEN RD. , HK	KWUN TONG, HONG KONG		HONG KONG
NAME	**TITLE(S)**		
CHUAN BENG WEI	DIRECTOR		
ADDRESS	**CITY**	**St**	**Zip**
ROOM 1602, AITKEN VANSON CENTRE, 61 HOI YUEN RD. , HK	KWUN TONG, HONG KONG		HONG KONG

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer
JEFFREY L LEE

Title ASSOCIATE

Date 8/27/2009 9:16:50 AM

Nevada Secretary of State Form ANNUAL LIST-PROFIT 2003
Revised on: 07/24/03

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT OF • HOTGATE TECHNOLOGY, INC. FILE NUMBER TITLE(S) DIRECTOR MICHAEL YANG ,'1.[)DFl ------------------------------------------------------------------------------------------------- - HOOM 1602, AITKEN VANSON CENTRE, 61 HOI YUEN RD. , HK ADDRESS NAME ............................................................................................................................. ... .............. ADDRESS

Jul. 23. 2010 3:19PM No. 1144 P. 3

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

FILE NUMBER: C320-2005

HOTGATE TECHNOLOGY, INC.
NAME OF CORPORATION

FOR THE FILING PERIOD OF 7/2010 TO 7/2011

YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

AMERICAN CORPORATE ENTERPRISES, INC.
123 WEST NYE LN STE 129
CARSON CITY, NV 89706

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT: www.nvsos.gov

Filed in the office of	Document Number 20100546695-88
Ross Miller, Secretary of State, State of Nevada	Filing Date and Time 07/23/2010 2:00 PM
	Entity Number C320-2005

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: *Read instructions before completing and returning this form.*

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the complete form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE

☐ Pursuant to NRS, this entity is exempt from the business license fee. Exemption code: ____

☐ Month and year your State Business License expires: ____ 20 ____

☐ This corporation is a publicly traded corporation. The Central Index Key number is: ____

☐ This publicly traded corporation is not required to have a Central Index Key number.

Section 7(2) Exemption Codes
001 - Governmental Entity
002 - 501(c) Nonprofit Entity
003 - Home-based Business
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)		
YAN SUAN SAH	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
Room 1602, Aitkon Vanson Centre, 61 Hoi Yuen Rd.	Kwun Tong, Hong Kong		
NAME	TITLE(S)		
YAN SUAN SAH	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
Room 1602, Aitkon Vanson Centre, 61 Hoi Yuen Rd.	Kwun Tong, Hong Kong		
NAME	TITLE(S)		
YAN SUAN SAH	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
Room 1602, Aitkon Vanson Centre, 61 Hoi Yuen Rd.	Kwun Tong, Hong Kong		
NAME	TITLE(S)		
CHUAN BENG WEI	DIRECTOR		
ADDRESS	CITY	STATE	ZIP CODE
Room 1602, Aitkon Vanson Centre, 61 Hoi Yuen Rd.	Kwun Tong, Hong Kong		

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of sections 6 to 18 of AB 146 of the 2009 session of the Nevada Legislature and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X [signature]
Signature of Officer

Title: DIRECTOR

Date: 7/16/10

Nevada Secretary of State Annual List Profit
Revised: 11-9-09

Jul. 23. 2010 3:20PM No.7144 P. 4 _ ANNUAL LIST OF OFFICERS (CONTINUED) NAME : MICHAEL YANG TITLE: DIRECTOR ADDRESS: ROOM 1602, AITKON VANSON CENTRE, 61 HOI YUEN RD . CITY: KWUN TONG, HONG KONG

Jan. 3. 2011 10:28AM No. 1690 P. 5/5

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20110012051-13
Ross Miller Secretary of State State of Nevada	Filing Date and Time 01/03/2011 9:36 AM
	Entity Number C320-2005

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Hotgate Technology, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1. Name of the corporation: REDtone Asia, Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 260,619,364

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 3-6-09

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF: FILE NUMBER NAME OF CORPORATION FOR THE FILING PERIOD OF **YOU MAY FILE THIS FORM ONLINE ATwww.nvsos.gov** The ent i 's du l a ointed re istered a ent in the State of Nevada u on whom rooess can be servedis : NATIONAL REGISTERED AGENTS, INC. OF NV (Conunercial Registered Agent) 1000 EAST WILLIAM STREET SUITE 204 CARSON CITY, NV 89701 USA I 111111111111111111111111111111111111111 *I lnl/ll* Document Number 20110179167 - 25 Filed in the office of , F ili ng Date and T i me 03/10/201110:13 AM Ross Miller Secretary of State State of Nevada Entity Number C320 - 2005 A FORM TO CHANGE REGISTERED AGENT INFORMATION 1s FOUND AT: www.nvsos.gov .,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,. ,., .,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,.,., USE BLACK INK ONLY - DO NOT HIGHLIGHT tt ·iie t, lt !twml 8 IL 8 ftrjl2 > D Return one file stamped copy. (111iling not accompanied by order instructions, 1ile stamped copy will be sent to registered agen t. ) IMPORTANT: Read insrructions before complering and returning this form 1. Print or type names and addresses, either residence or business, for all offioers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. FORM WILL BE RETURNED IF UNSIGNED. 2. lfthere areadditional officers, attach a list of them to this form. 3. Return the complete form with the filing fee Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations A $75.00 penalty must be added for failure to file thisform by the deadline. An annual list reoeived more than 90 daysbefore its due date shall be deemed an amended list for the previous year. 4. State business lioensefee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline. 5. Make your check payable to the Secretary of State. 6. Ordering Copies : If requested above, one filestamped copy will be returned at no additional charge. To receive a oertified copy, enclose an additional $30.00 per oertification A copy fee of $2.00 per page is required for eachadditional copy generated when ordering 2 or more filestamped or oertified copies. Appropriate instructions must accompany your order. 7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701 - 4201, (775) 684 - 5708. 8. Form must be in the possession of the Secretary of State on or before the last day of the monthin whichit is due. (Postmark dateis not acoepted as reoeipt date.) Forms reoeived after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing CHECK ONLY IF APPLICABLE D Pursuant to NRS, this corporation is exempt 1rom the business license 1ee. Exemption code: 001 - Governmental Entity D 002 - 501(c) Nonpro1it En t ity Month and year your State Business License expires: 20 003 - Home - based Business [;21 This corporation is a publicly traded corporation. The Central Index Key number is: :0001341319 004 - Natural Person with4 or less rental dwelling units D 005 - Motion Picture Company This publicly traded corporation is not required to have a Central Index Key number. 006 - NRS 6B0B.020 Insurance Co. NAME TITLE(S) WEicHUAfJ BENG PRESIDENT (OR EQUIVALENT OF) ADDRESS CITY STATE ZIP CODE : R(X)M 1602, AITKEN VANSON CENTER 61 HOI YUEN RD, CHN KWON TONG, HONG KONG NAME TITLE(S) • NOT APPLICABLE SECRETARY (OR EQUIVALENT OF) . A .. D ... D ... R .. E ... S .. S ...................................................................................................................... . C ... I . T .. Y ................................................... STATE • R(X)M 1602, AITKEN VANSON CENTER 61 HOI YUEN ROAD, CHN KWON TONG, HONG KONG TITLE(S) TREASURER (OR E QUIVALENT OF) ADDRESS CITY •. R()()r.1 1_60?,_J \ rrK_E_N_.VJ \ - C:E: T.EFl 61_.H()I YUEN R()J \ D,_C. - - KWON TONG, HONG KONG TITLE(S) DIRECTOR CITY STAT E ZIP CODE •xxxxx NAME WEicHUAfJ BENG ADDR E SS Fl(X)M_ 1602, AITl<EN_ \ /ANS()N CEN"fER 6 (1) _ l'flJE: _Fl()J \ [) , CHN • I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of sections 6 to 18 of AB 146 of the 2009 session of the Nevada Legislature and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State. WEI CHUAN BENG Title Da1e X Signature of Officer Nevada Secretary of State Annual Li st Profit Revised: 8 - 5 - 09

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT OF

FILE NUMBER

REDTONE ASIA, INC.

C320-2005

NAME	TITLE(S)		
LAU BIK SOON	DIRECTOR		
ADDRESS	**CITY**	**ST**	**ZIP**
ROOM 1602, AITKEN VANSON CENTER 61 HOI YUEN ROAD, CHN	KWON TONG, HONG KONG		XXXXX
NAME	**TITLE(S)**		
ZAINAL AMANSHAH BIN ZAINAL ARSHAD	DIRECTOR		
ADDRESS	**CITY**	**ST**	**ZIP**
ROOM 1602, AITKEN VANSON CENTER 61 HOI YUEN ROAD, CHN	KWON TONG, HONG KONG		XXXXXXX
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**ST**	**ZIP**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**ST**	**ZIP**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**ST**	**ZIP**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**ST**	**ZIP**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**ST**	**ZIP**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**ST**	**ZIP**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**ST**	**ZIP**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**ST**	**ZIP**

*260203* '260203* • . . . BARBARA K. CEGAVSKE Secretary of State 202North Carson Street Carson City, Nevada 89701 - 4201 (775) 684 - 6708 Website: www.nvsos.gov Certificate of Reinstatement (PURSUANT TONRS CHAPTERS 78,78A, 80, 81, 82, 84, 86, 87 , 88 ANO 89) K Document Number 20160038037 - 70 Filed in the office of . - Barbara K. Cegavske Secretary of State State of Nevada Filing Date and Time 01/26/2016 10:07 AM Entity Number C320 - 2005 USE BLACK INK ON!.Y• DO N<Yr IIGHLIGKT A80VESPACE IS l'OR OFFICE USE ONLY Certificate of Reinstatement . (For Entitles Governed by NRS Chapters 78, 78A, 80, 81, 82, 84, 86, 87, 88 and 89) 1. Name of Entity: I REDtone Asia , Inc . · · 2.Entity Number: ! C320R2005 3 S . igna t ure : I declare under penalty of perjury that the reinstatement has been authorized by a court of competent jurisdiction or by the duly elected board of directors of the entity or If the entity has no. board of directors, its equivalent of such board . I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239 . 330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State. X Signature of o This form must be accompanied by appropriate fees. I December 22, 2015 Date NDWlda S..ctlllary of Stet• c.itilcale of Rtin&lalefflent Revised: 1 - 6 - 15

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER

REDtone Asia, Inc. | C320-2005

NAME OF CORPORATION

Filed in the office of	Document Number
Barbara K. Cegavske	20160038038-81
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 01/26/2016 10:07 AM
	Entity Number C320-2005

FOR THE FILING PERIOD OF January 2016 TO January 2017

USE BLACK INK ONLY - DO NOT HIGHLIGHT

****YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov****

[X] Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $500.00/$200.00 for Professional Corporations filed pursuant to NRS Chapter 89. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

ABOVE SPACE IS FOR OFFICE USE ONLY

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

[ ] Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: [ ]

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

[X] This corporation is a publicly traded corporation. The Central Index Key number is: 0001341319

[ ] This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
- 001 - Governmental Entity
- 005 - Motion Picture Company
- 006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)
Chuan Beng Wei	PRESIDENT & DIRECTOR
ADDRESS / CITY / STATE / ZIP CODE	
Unit 15/A, Plaza Sanhe, No. 121, YanPing Road, JingAn District, 200042, Shangahi, PRC	
Chuan Beng Wei	SECRETARY (OR EQUIVALENT OF)
Unit 15/A, Plaza Sanhe, No. 121, YanPing Road, JingAn District, 200042, Shangahi, PRC	
Ng Hui Nooi	TREASURER (OR EQUIVALENT OF)
Unit 15/A, Plaza Sanhe, No. 121, YanPing Road, JingAn District, 200042, Shangahi, PRC	
Lau Bik Soon	DIRECTOR
Unit 15/A, Plaza Sanhe, No. 121, YanPing Road, JingAn District, 200042, Shangahi, PRC	

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X [signature]

Signature of Officer or Other Authorized Signature

Title: President

Date: December 22, 2015

Nevada Secretary of State List Profit
Revised: 7-1-15

Document Number 20170046572 - 44 Filed in the office of K Barbara K. Cegavske Secretary of State State of Nevada F ili ng Date and T i me 01 / 31 / 2017 1:51 PM Ent i ty Number C320 - 2005 (PROFIT) INITIAUANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF: ENTITY NUMBER NAME OF CORPORATION FOR THE FILING PERIOD OF. JAN, 2017 TO 1111111111111111111111111111111111111111 "100103" USE BLACK INK ONLY - DO NOTHIGHLIGHT **YOU MAY FILE THIS FORM ONLINE ATwww.nvsllverflume.gov** D Return one file stamped copy. (111iling not accompanied by order instructions, 1ile stamped copy will be sent to registered agent.) IMPORTANT: Read insrruclions before completing and returning this form 1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. FORM WILL BE RETURNED IF UNSIGNED. 2. If there are additional officers, attach a list of them to this form 3. Return the completed form with the filing fee Annual list feeis based upon the current total authorized stock as explainedin the Annual List Fee Schedule For Profit Corporations. A$75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days beforeits due date shall be deemed an amended list for the previous year. 4. State business licensefee is $500.00/$200.00 for Professional Corporations filed pursuant to NRS Chapter 89. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline. 5. Make your check payable to the Secretary of State 6. Ordering Copies : If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for eachadditional copy generated when ordering 2 or morefile stamped or certified copies. Appropriate instructions must accompany your order 7. Return the completed form to Secretary of State, 202 North Carson Street, Carson City, Nevada 89701 - 4201, (775) 684 - 5708. 8. Form must be in the possession of the Secretary of State on or before the last day of the monthin whichit is due. (Postmark dateis not accepted as receipt date) Forms received after due date will be returned for additional fees andpenalties. Failure to include annual list andbusiness license fees will result in rejection of filing ::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::: ::: :::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::::: u1mw@1@M ntmm !i@@iq@#n!®!ivm < ABOVE SPACE IS FOR OFFICE USE ONLV CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW 0Pursuant to NRS Chapter 76, this entity is exempt 1rom the business license fee. Exemption code: 1 _ NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees. 0This corporation is a publicly traded corporation. The Central Index Key number is: 0This publicly traded corporation is not required to have a Central Index Key number. NRS 76.020 Exemption Codes 001 - Governmental Entity 005 - Motion Picture Company 006 - NRS 680B.020 Insurance Co NAME TITLE(S) PRESIDENT (OR EQUIVALENT OF) STATE JIN GAN DIST. SHANGHAI ITLE(S) SECRETARY (OR EQUIVAL JIN GAN DIST. SHANGHAI T I T LE(S) TREASURER (OR EQUIVALENT OF) S T A TE ................... 200042 None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct. I declare, to the best of my knowledge under penalty of perjury, thatthe information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offerany false or forged instrument for filing in theOffice of the Secretary of State. X CHANWAFMT Signature of Officer or Other Authorized Signature Da1e 1/31/2017 1:51:43 PM Nevada Secretary o f State Li st Profit Revised. 7 - 1 - 15